FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         HOME CITY FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                                      34-1822228
    ------------------------                ------------------------------------
    (State of incorporation)                (I.R.S. Employer Identification No.)


                 63 W. Main Street, Springfield, Ohio       45502
               ----------------------------------------   ----------
               (Address of principal executive offices)   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class               Name of each exchange on which
            to be so registered               each class is to be registered

                   NONE                                    NONE
                 --------                                --------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. _____

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. _____

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common shares, no par value
                           ---------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.     Description of Registrant's Securities to be Registered.

     The information with respect to the Common Shares of Home City Financial Corporation (the "Registrant") contained in the Prospectus of the Registrant filed with the Securities and Exchange Commission on November 27, 1996, on pages 81 and 82, under the heading "DESCRIPTION OF AUTHORIZED SHARES" and under the headings cross referenced on such pages is incorporated herein by reference.


Item 2.     Exhibits.
            ---------

            1 Form of certificate of common shares of Home City Financial Corporation

            2(a)  Articles of Incorporation of Home City Financial
                  Corporation

            2(b) Certificate of Amendment to the Articles of Incorporation of Home City Financial Corporation

            2(c)  Code of Regulations of Home City Financial Corporation

            2(d)  Action of Sole Shareholder Amending Code of Regulations

                                    SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    HOME CITY FINANCIAL CORPORATION
                                    -------------------------------
                                              (Registrant)


Date: December 2, 1996              By: Douglas L. Ulery
                                        ________________________________________
                                        Douglas L. Ulery
                                        President

                         HOME CITY FINANCIAL CORPORATION
                       REGISTRATION STATEMENT ON FORM 8-A


                                INDEX TO EXHIBITS



        EXHIBIT
          NO.                    EXHIBIT              PAGE
        -------                 ---------            ------

           1             Form of certificate of  Incorporated by
                         common shares of Home   reference to the
                         City Financial          Registration Statement
                         Corporation             on Form S-1 filed by
                                                 Home City Financial
                                                 Corporation on
                                                 September 24, 1996
                                                 (the "Form S-1")

          2(a)           Articles of             Incorporated by
                         Incorporation of Home   reference to the Form
                         City Financial          S-1
                         Corporation

          2(b)           Certificate of                     5
                         Amendment to the
                         Articles of
                         Incorporation of Home
                         City Financial
                         Corporation

          2(c)           Code of Regulations of  Incorporated by
                         Home City Financial     reference to the Form
                         Corporation             S-1

          2(d)           Action of Sole                     7
                         Shareholder Amending
                         Code of Regulations of
                         Home City Financial
                         Corporation